UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2011

REMEDENT, INC.
(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-15975 (Commission File Number)	86-0837251 (IRS Employer Identification No.)

BelgiumZuiderlaan 1-3 bus 8, 9000 Ghent, Belgium (Address of Principal Executive Offices)	N/A (Zip Code)

011-329-321-7080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01.       Entry into a Material Definitive Agreement.

On March 25, 2011, Remedent, Inc., a Nevada corporation (“Company”  or the “Registrant”), entered into a Loan Agreement (the “Loan Agreement”) with Abraham Taff (“Mr. Taff”), pursuant to which the Company borrowed $400,000 from Mr. Taff in exchange for a secured  promissory note (“Promissory Note”)  issued in the name of Mr. Taff for a total repayment amount of $500,000 (“Repayment Amount”).  The Repayment Amount is due on or by December 31, 2011 (the “Maturity Date”) and represents the total and only indebtedness due to Mr. Taff under and in connection with the Promissory Note ( which includes all interest, fees, liquidated damages, liabilities, obligation, debt, costs and expenses due to Mr. Taff  by the Company).  As set forth in the Security Agreement entered into  by the Company and Mr. Taff concurrently with the execution of the Loan Agreement (“Security Agreement”), the Repayment Amount is secured by Company’s  right, title or interest in the payment in the aggregate amount of $500,000, due to the  Company by Den-Mat Holdings, LLC (“Den-Mat”) on  December 31, 2011 pursuant to  Section 2.3(f) of that certain Amendment No. 1 to First Fit Crown Distribution and License Agreement made as of February 16, 2010, by and among Company,  Remedent N.V., a Belgian corporation  and Den-Mat.  Except for the relationship described in this Item 1.01, there is no other material relationship between the Company and Mr. Taff.

The foregoing description of the Loan Agreement, Promissory Note and Security Agreement is not complete and is qualified in its entirety by reference to such agreement, a copy of each which is filed hereto as Exhibits 10.1, 10.2 and 10.3.

Section 2 –Financial Information

Item 2.03.       Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

As reported under Item 1.01. of this Current Report on Form 8-K (this “Form 8-K”), the Company obtained a loan from Mr. Taff in the principal amount of $400,000 on March 25, 2011.  In connection with such loan, the Company issued a secured promissory note in favor of Mr. Taff pursuant to which Company agreed to repay Mr. Taff an aggregate amount of $500,000 by December 31, 2011, which amount includes all interest, fees, liquidated damages, liabilities, obligation, debt, costs and expenses due to Mr. Taff  by the Company in connection with such loan.  The  material terms and conditions of the loan, including the Loan Agreement, Promissory Note and the Security Agreement are described under Item 1.01.  Accordingly, such information under Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Section 9-Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description
10.1	Loan Agreement
10.2	Security Agreement
10.3	Secured Promissory Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC.,
a Nevada corporation

Dated: March 30, 2011	By:	/s/ Stephen Ross
Stephen Ross Chief Financial Officer

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